UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2003


                                ETHYL CORPORATION
             (Exact name of registrant as specified in its charter)


            Virginia                     1-5112                 54-0118820
            --------                     ------                 ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)


                             330 South Fourth Street
                                  P.O. Box 2189
                          Richmond, Virginia 23218-2189
                    (Address of principal executive officers)


                                 (804) 788-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

     Item 5. Other Events and Required FD Disclosure

     On January 21, 2003, Ethyl Corporation issued a press release, which is attached as Exhibit 99.1, announcing the sale of its phenolic antioxidant business to Albemarle Corporation.

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)      Exhibits

              Number            Exhibit
              ------            -------

               99.1             Press Release issued by Ethyl Corporation on
                                January 21, 2003

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ETHYL CORPORATION


Date: January 21, 2003
                                            By: /s/ David Fiorenza
                                            ----------------------------------
                                            David Fiorenza
                                            Vice President &
                                            Treasurer